Advances and Other Receivables (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Other Receivables and Note Receivable [Line Items]
Advances To Suppliers And Loans	$ 8,310	$ 10,479
Prepaid Income Taxes and Social Contributions	2,281	2,705
Employee Receivables	374	69
Other Creditors	2,200	3,543
Other Receivables, Net, Current, Total	$ 13,165	$ 16,796